Exhibit 99.4

SPECIAL MEETING OF STOCKHOLDERS OF THE RYLAND GROUP, INC. [ ], 2015 e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL STOCKHOLDER MEETING TO BE HELD ON [], 2015: The Notice of Meeting and Joint Proxy Statement/Prospectus on Form S-4 are available at http://www.astproxyportal.com/ast/25573/ Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00030333003000000000 6 THE BOARD OF DIRECTORS RECOMMENDS A VOTE ‘FOR” PROPOSALS 1 THROUGH 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. X This proxy is solicited on behalf of the board of Directors of The Ryland Group, Inc. This proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted “FOR” the adoption of proposals 1 through 5 and in the discretion of the proxies upon such other matters as may properly come before the Special Meeting and at any adjournments or postponements thereof. 1. To adopt the Amended and Restated Agreement and Plan of Merger, dated as of June 14, 2015, by and between The Ryland Group, Inc. and Standard Pacific Corp. and approve the merger. 2. To adopt the Surviving Corporation’s amended and restated certificate of incorporation. 3. To adopt the Surviving Corporation’s amended and restated bylaws. 4. To approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Ryland’s named executive officers in connection with the merger and the agreements and understandings pursuant to which such compensation may be paid or has become payable in connection with the merger. 5. To adjourn the special meeting to another time or place, if necessary or appropriate, to permit, among other things, further solicitation of proxies if necessary to obtain additional votes in favor of the Ryland merger proposal. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof. FOR AGAINST ABSTAIN To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

THE RYLAND GROUP, INC. Proxy Solicited on Behalf of the Board of Directors Special Meeting of Stockholders – [], 2015 The undersigned stockholder of The Ryland Group, Inc. (the ‘‘Corporation”) acknowledges receipt of the Joint Proxy Statement/Prospectus, dated [], 2015, and constitutes and appoints LARRY T. NICHOLSON, Chief Executive Officer of the Corporation, and TIMOTHY J. GECKLE, Secretary of the Corporation, and each of them, as true and lawful proxies with full power of substitution, to vote all shares of the Corporation’s common stock, par value $1.00 per share, which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Corporation (the “Special Meeting”) to be held at [], on [], [], 2015 at [], local time, and all in accordance with the ballot on the reverse side, and in accordance with their best judgment in connection with such other business that may properly come before the Special Meeting and at any and all adjournments or postponements thereof. This proxy also covers all shares for which the undersigned has the right to give voting instructions to Vanguard Fiduciary Trust Company, Trustee of the Corporation’s Retirement Savings Opportunity Plan (the “Plan”). This proxy, when properly executed, will be voted as directed on the reverse side. If no direction is given to the Trustee by [] local time on [], 2015, the Plan’s Trustee will vote your shares in the same proportion as it votes the shares for which instructions are timely received from other participants. (Continued and to be signed on the reverse side.) 1.1 14475

SPECIAL MEETING OF STOCKHOLDERS OF THE RYLAND GROUP, INC. [], 2015 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Special Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL STOCKHOLDER MEETING TO BE HELD ON [ ], 2015: The Notice of Meeting and Joint Proxy Statement/Prospectus on Form S-4 are available at http://www.astproxyportal.com/ast/25573/ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet 00030333003000000000 6 THE BOARD OF DIRECTORS RECOMMENDS A VOTE ‘FOR” PROPOSALS 1 THROUGH 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. x This proxy is solicited on behalf of the board of Directors of The Ryland Group, Inc. This proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted “FOR” the adoption of proposals 1 through 5 and in the discretion of the proxies upon such other matters as may properly come before the Special Meeting and at any adjournments or postponements thereof. 1. To adopt the Amended and Restated Agreement and Plan of Merger, dated as of June 14, 2015, by and between The Ryland Group, Inc. and Standard Pacific Corp. and approve the merger. 2. To adopt the Surviving Corporation’s amended and restated certificate of incorporation. 3. To adopt the Surviving Corporation’s amended and restated bylaws. 4. To approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Ryland’s named executive officers in connection with the merger and the agreements and understandings pursuant to which such compensation may be paid or has become payable in connection with the merger. 5. To adjourn the special meeting to another time or place, if necessary or appropriate, to permit, among other things, further solicitation of proxies if necessary to obtain additional votes in favor of the Ryland merger proposal. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof. FOR AGAINST ABSTAIN To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.